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Exhibit 10.35

[FORM OF] Amendment
To
Satellite Transponder Service Agreement for EchoStar [      ]
Between
EchoStar Corporation
and
DISH Network L.L.C. (Form B)

        This Amendment (the "Amendment") to that certain Satellite Transponder Service Agreement for EchoStar [      ] by and between EchoStar Corporation (formerly known as EchoStar Holding Corporation) ("EHC") and DISH Network L.L.C. (formerly known as EchoStar Satellite L.L.C.) ("Customer") dated [      ] (the "Agreement"), shall be effective as of [      ].

        WHEREAS, Customer desires to continue to receive the Service and EHC desires to continue to provide the Service pursuant to the terms of this Amendment;

        NOW THEREFORE, in consideration of these premises and the mutual undertakings herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, EHC and Customer intending to be legally bound, hereby agree as follows:

1.
Term.    Section 1.2 is hereby deleted in its entirety and the following substituted therefor:

  Term.    The term for Service provided under this Agreement (the "Service Term") shall commence on [      ] (the "Commencement Date") and, except as otherwise provided herein, shall continue, unless terminated earlier in accordance with the terms and conditions of this Agreement, until the earliest of: (i) the End-of-Life of the Satellite; (ii) the date the Satellite becomes a Satellite Failure; (iii) the date the Transponder on which Service is being provided hereunder becomes a Transponder Failure; or (iv) [      ] (the "Projected Termination Date"). The Service Term (provided that a Satellite Failure has not occurred) may be extended at Customer's sole option for successive one-year periods (or portion thereof in the case of the final extension) until the Satellite reaches its End-of-Life (each an "Extended Term"), upon written notice to EHC provided at least one hundred and eighty (180) days prior to the Projected Termination Date set forth above or the end of the then current Extended Term (as applicable); provided that, at the time of each such extension, Customer is in full compliance with all of its obligations under this Agreement. During each Extended Term, the MRC due hereunder shall equal [      ].

2.
Payment.    Section 2.1 is hereby deleted in its entirety and the following substituted therefor:

  Monthly Recurring Service Charge.    During the Service Term, Customer will pay to EHC for Service a monthly recurring service charge of [      ].

3.
Article IX.    Article IX is hereby amended as follows: [      ].

4.
No Other Amendment.    Except as expressly set forth herein, all of the terms and conditions of the Agreement shall remain in full force and effect, without any change whatsoever.

5.
Counterparts.    This Amendment may be executed in two (2) or more counterparts, each of which when executed and delivered shall be deemed to be an original, and all of which when taken together shall constitute one and the same instrument. Facsimile signatures shall be deemed originals.

6.
Capitalized Terms.    Capitalized terms used herein, but not otherwise defined, shall have the meaning ascribed to them in the Agreement.

7.
Conflict.    In the event there is any conflict between the terms and conditions of this Amendment and the terms and conditions of the Agreement, the terms and conditions of this Amendment will prevail.

8.
Entire Agreement.    The Agreement, including any Exhibits or Attachments to the Agreement, and this Amendment constitute the entire agreement between the Parties with respect to the subject matter hereof and supersede all previous agreements, oral or written, between the Parties concerning the subject matter hereof. No modification or amendment of the terms of the Agreement or this Amendment shall be effective except by a writing executed by both Parties.

[SIGNATURE PAGE FOLLOWS]

        IN WITNESS WHEREOF, the parties have caused their duly authorized representatives to execute this Amendment.

ECHOSTAR CORPORATION
By:
Name:
Title:
DISH NETWORK L.L.C.
By:
Name:
Title:

QuickLinks

  Exhibit 10.35
[FORM OF] Amendment To Satellite Transponder Service Agreement for EchoStar [ ] Between EchoStar Corporation and DISH Network L.L.C. (Form B)